Exhibit 10.4

OPEN-END MORTGAGE

Date:  August 26, 2011

Mortgagor:  FARM SPRINGS ROAD, LLC, a Connecticut limited liability company, having an address at c/o GTJ REIT, Inc., 444 Merrick Road, Suite 370, Lynbrook, New York 11563,

Organizational Identification Number:

Mortgagee:  MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation having offices at One M&T Plaza, Buffalo, New York 14203, Attn: Office of General Counsel.

WITNESSETH, to secure (a) the payment of an indebtedness in the principal sum of Ten Million Dollars and 00/100 ($10,000,000.00), lawful money of the United States, together with interest thereon and other charges with respect thereto, to be paid according to a certain Standard LIBOR Grid Note dated as of the date hereof, made and delivered by GTJ REIT, INC., a Maryland corporation (“Debtor”) to Mortgagee (the “Note”) and funding in accordance with the terms of a certain Credit Agreement dated as of the date hereof, between Debtor and Mortgagee (the “Credit Agreement”) and (b) if the Note is guaranteed by Mortgagor, to the extent of such principal sum and such interest and other charges, such guaranty (the “Guaranty”), Mortgagor hereby mortgages to Mortgagee, as continuing and collateral security for the payment of any and all indebtedness, liabilities and obligations of Mortgagor (or Debtor) to Mortgagee, now existing or which may hereafter arise pursuant to or in connection with (as further described below) the Note, the Guaranty, this Mortgage or any amendments, renewals, extensions, modifications or substitutions of the Note, the Guaranty or this Mortgage (collectively, the “Indebtedness”), the premises described on the attached Schedule A.

TOGETHER with all buildings, structures and other improvements now or hereafter erected, constructed or situated upon said premises, and all fixtures and equipment and other personal property now or hereafter affixed to, or used in connection with, said premises and any and all replacements thereof and additions thereto, all of which shall be deemed to be and remain and form a part of said premises and are covered by the lien of this Mortgage (said premises, buildings, structures, other improvements, fixtures and equipment and other personal property being collectively referred to as the “Premises”),

TOGETHER with all strips and gores of land adjoining or abutting the Premises,

TOGETHER with all right, title and interest of Mortgagor in and to all streets, alleys, highways, waterways and public places open or proposed in front of, running through or adjoining the Premises, and all easements and rights of way, public and private, now or hereafter used in connection with the Premises,

TOGETHER with all tenements, hereditaments and appurtenances and all the estate and rights of Mortgagor in and to the Premises,

TOGETHER with all awards heretofore or hereafter made by any federal, state, county, municipal or other governmental authority, or by whomsoever made in any condemnation or eminent domain proceedings whatsoever, to the present or subsequent owners of the Premises or any portion thereof, for the acquisition for public purposes of the Premises or any portion thereof or any interest therein or any use thereof, or for consequential damages on account thereof, including any award for any change of grade of streets affecting the Premises or any portion thereof and any award for any damage to the Premises or any portion thereof or any interest therein or any use thereof.

TO HAVE AND TO HOLD the above granted and bargained Premises, with the privileges and appurtenances thereof, unto said Mortgagee, its successors and assigns forever, to its and their own proper use and benefit.  And also, the said Mortgagor does for itself and its successors and assigns covenant with the said Mortgagee, its successors and assigns, that at and until the ensealing of these presents it is well seized of the Premises as a good indefeasible estate in FEE SIMPLE; and has good right to bargain and sell the same in manner and form as above written; and that the same is free from all encumbrances whatsoever except as provided in Schedule B-Part 1 of title insurance no. 9920-1746033-CT issued by First American Title Insurance Company which insures this Mortgage.

AND FURTHERMORE, the said Mortgagor does by these presents bind itself and its successors and assigns forever to warrant and defend the above granted and bargained Premises to the said Mortgagee, its successors and assigns, against all claims and demands whatsoever except as aforesaid.

THE CONDITION OF THIS DEED IS SUCH THAT WHEREAS, Mortgagor is justly indebted to the Mortgagee in the sum of up to TEN MILLION AND NO/ONE HUNDREDTHS DOLLARS ($10,000,000.00) which sum is evidenced by the Guaranty and the Note, copies of which are attached hereto as Schedules B and C, respectively, and made a part hereof.

WHEREAS IN CONSIDERATION OF THE FOREGOING, and in order to more fully protect the security of this Mortgage, MORTGAGOR COVENANTS WITH MORTGAGEE SO LONG AS THIS MORTGAGE IS IN EFFECT AS FOLLOWS:

1.               INDEBTEDNESS.  The Indebtedness shall be paid as provided in the Note or Guaranty, as the case may be, and as provided herein.  Additionally, Mortgagor acknowledges and agrees that any amounts now or hereafter due and owing from

CM-004-NY (8/06)	© Manufacturers and Traders Trust Company, 2006

Mortgagor (or Debtor) to Mortgagee arising from or in connection with any interest rate swap agreement, now existing or hereafter entered into between Mortgagor (or Debtor) and Mortgagee, and any reasonable costs incurred by Mortgagee in connection therewith, including, without limitation, any interest, expenses, fees, penalties or other charges associated with any obligations undertaken by Mortgagee to hedge or offset Mortgagee’s obligations pursuant to such swap agreement, or the termination of any such obligations, shall be (i) deemed additional interest and/or a related expense (to be determined in the sole discretion of Mortgagee) due in connection with the principal amount of the Indebtedness secured by this Mortgage, (ii) included (in the manner described above) as part of the Indebtedness secured by this Mortgage, and secured by this Mortgage to the full extent thereof, and (iii) included in any judgment in any proceeding instituted by Mortgagee or its agents against Mortgagor for foreclosure of this Mortgage or otherwise.

2.               INSURANCE.  (a) Mortgagor shall keep the Premises insured against each risk to which the Premises may from time to time be subject (including fire, vandalism and other risks covered by all risk insurance; if requested by Mortgagee, earthquake; if the Premises or any portion thereof are located in an area identified as an area having special flood hazards and in which flood insurance has been made available, flood; and loss of rents by reason of such risks) for the benefit of Mortgagee.  Such insurance shall be provided in such amounts, for such periods, in such form, with such special endorsements, on such terms and by such companies and against such risks as shall be reasonably satisfactory to Mortgagee.  Without limiting the generality of the preceding two sentences, each policy pursuant to which such insurance is provided shall contain a mortgagee clause, in form and substance reasonably satisfactory to Mortgagee, (a) naming Mortgagee as mortgagee and (b) providing that (i) all moneys payable pursuant to such insurance shall be payable to Mortgagee, (ii) such insurance shall not be affected by any act or neglect of Mortgagor or Mortgagee, any occupancy, operation or use of the Premises or any portion thereof for purposes more hazardous than permitted by the terms of such policy, any foreclosure or other proceeding or notice of sale relating to the Premises or any portion thereof or any change in the title to or ownership of the Premises or any portion thereof and (iii) such policy and such mortgagee clause may not be canceled or amended except upon thirty (30) days’ prior written notice to Mortgagee.  Mortgagor hereby assigns and shall deliver each policy pursuant to which any such insurance is provided to Mortgagee.  Mortgagor or Debtor may maintain all required coverage under blanket policies provided same provides for a specific allocation of coverage applicable to the Premises which is reasonably acceptable to the Mortgagee.  The acceptance by Mortgagee of such policies from Mortgagor shall not be deemed or construed as an approval by Mortgagee of the form, sufficiency or amount of such insurance.  Mortgagee does not in any way represent that such insurance, whether in scope or coverage or limits of coverage, is adequate or sufficient to protect the business or interest of Mortgagor.  In the event of the foreclosure of this Mortgage, or a transfer of title to the Premises in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any such policies then in force shall pass to the purchaser or grantee of the Premises.  Mortgagor consents that Mortgagee may retain and apply the proceeds of any such insurance in satisfaction or reduction of the Indebtedness, whether or not then due and payable, or it may pay the same, wholly or in part, to any Mortgagor for the repair or replacement of the Premises or for any other purpose satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount of the Indebtedness before the making of such payment.

(b) Anything contained in this Paragraph 2 to the contrary notwithstanding, and provided that no default shall then exist under this Mortgage beyond the expiration of any applicable notice and/or grace period specified herein within which to cure such default, if (i) not more than fifteen (15%) percent of the improvements is damaged or destroyed by fire or by other casualty and any such damage will require the expenditure of not more than $250,000.00 to repair and restore, both as determined by the Mortgagee in its sole and absolute discretion, (ii) the Mortgagor notifies the Mortgagee in writing within ten (10) days of the date of such damage or destruction that the Mortgagor elects to repair the damaged portion of the improvements substantially to its value, condition and character immediately prior to such damage or destruction, (iii) such damage does not render the improvements unusable, (iv) the proceeds of insurance are received by the Mortgagee at least nine (9) months prior to the Maturity Date (as defined in the Note), (v) the repair work can reasonably be anticipated to be completed within such nine (9) month period, as determined to the Mortgagee’s reasonable satisfaction and (vi) the Mortgagor has sufficient funds available to supplement the insurance proceeds that may be provided to the Mortgagor by the Mortgagee as set forth herein so that there shall be adequate funding available to complete the repair and restoration of the improvements, then the Mortgagee shall deliver to the Mortgagor the proceeds of insurance for repair and restoration of the improvements, on such terms and subject to such conditions as the Mortgagee shall in its sole and absolute discretion determine, and the Mortgagor covenants and agrees with the Mortgagee, and hereby undertakes, to fund any and all deficiencies.  In all other respects, the other provisions of this Paragraph 2 shall continue to apply with full force and effect.

3.               ALTERATIONS, DEMOLITION OR REMOVAL.  No building, structure, other improvement, fixture or equipment or other personal property constituting any portion of the Premises shall be removed, demolished or substantially altered without the prior written consent of Mortgagee.  Notwithstanding the aforesaid, Mortgagor or Debtor may make replacements or substitutions of any item of the personal property, improvement, equipment or fixture if the replacement or substitution is of a quality, utility, value, condition and character similar to or better than the replaced or substituted item and is free and clear of any lien, charge, security interest or encumbrance, except as created or permitted by this Mortgage.  Notwithstanding the aforesaid, the consent of Mortgagee shall not be required for any minor non-structural alterations to the Premises the cost of which is reasonably estimated by Mortgagee to be equal to or less than Two Hundred Fifty Thousand ($250,000.00) Dollars and Mortgagee shall not unreasonably withhold or delay its consent to any proposed structural alteration having a cost reasonably estimated by Mortgagee to be equal to or less than Two Hundred Fifty Thousand ($250,000.00) Dollars.

4.               WASTE AND CHANGE IN USE.  Mortgagor not shall commit any waste on the Premises or make any change in the use of the Premises which may in any way increase any ordinary fire, environmental or other risk arising out of construction or operation.

5.               MAINTENANCE AND REPAIRS.  Mortgagor shall keep and maintain all buildings, structures, other improvements, fixtures and equipment and other personal property constituting any portion of the Premises and the sidewalks and curbs abutting the Premises in good order and rentable and tenantable condition and state of repair.  In the event that the Premises or any portion thereof shall be damaged or destroyed by fire or any other casualty, or in the event of the condemnation or taking of any portion of the Premises as a result of any exercise of the power of eminent domain, Mortgagor shall promptly restore, replace, rebuild or alter the same as nearly as possible to the condition immediately prior to such fire, other casualty, condemnation or taking without regard to the adequacy of any proceeds of any insurance or award received.  Mortgagor shall give prompt written notice to Mortgagee of any such damage or destruction or of the commencement of any condemnation or eminent domain proceeding affecting the Premises or any portion thereof.

6.               EXISTENCE AND AUTHORITY.  Mortgagor represents and warrants, and continues to represent and warrant as long as this Mortgage is in effect, as follows:  (a) If Mortgagor is not a natural person (e.g., corporation, partnership, limited liability company, etc.), it is duly organized, validly subsisting under the laws of the above-named state of organization and will do all things necessary to preserve and keep in full force and effect the existence, franchises, rights and privileges of Mortgagor as the type of business entity it was as of the date of this Mortgage, under the laws of the state of its organization; (b) Mortgagor has the full power and authority to grant the mortgage lien hereunder and to execute, deliver and perform its obligations in accordance with this Mortgage; (c) the execution and delivery of this Mortgage will not (i) violate any applicable law of any governmental authority or any judgment or order of any court, other governmental authority or arbitrator; (ii) violate any agreement to which Mortgagor is a party; or (iii) result in a lien or encumbrance on any of its assets (other than the mortgage lien hereunder); (d) Mortgagor’s certificate of incorporation, by-laws, partnership agreement, articles of organization or other organizational or governing documents (“Governing Documents”) do not prohibit any term or condition of this Mortgage; (d) each authorization, approval or consent from, each registration and filing with, each declaration and notice to, and each other act by or relating to, any party required as a condition of Mortgagor’s execution, delivery or performance of this Mortgage (including any shareholder or board of directors or similar approvals) has been duly obtained and is in full force and effect and no other action is required under its Governing Documents or otherwise; and (e) Mortgagor has the power and authority to transact the business in which it is engaged and is duly licensed or qualified and in good standing in each jurisdiction in which the conduct of its business or ownership of property requires such licensing or such qualifications.

7.               TAXES AND ASSESSMENTS.  Unless paid from an escrow established pursuant to Section 8 of this Mortgage, Mortgagor shall pay all taxes, general and special assessments and other governmental impositions with respect to the Premises before the end of any applicable grace period.  Upon prior written request by Mortgagee, Mortgagor shall promptly deliver to Mortgagee receipted bills showing payment of all such taxes, assessments and impositions within the applicable grace period.

8.               ESCROW FOR TAXES, ASSESSMENTS AND INSURANCE.  Upon request by Mortgagee, Mortgagor shall pay (a) monthly to Mortgagee on or before the first day of each and every calendar month, until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the yearly taxes, general and special assessments, other governmental impositions and other liens and charges with respect to the Premises to be imposed for the ensuing year, as estimated by Mortgagee in good faith, and annual premiums for insurance on the Premises and (b) an initial payment such that, when such monthly payments are added thereto, the total of such payments will be sufficient to pay such taxes, assessments, impositions and other liens and charges and such insurance premiums on or before the date when they become due.  Absent manifest error, Mortgagee’s calculation as to the amount to be paid into Escrow shall be deemed conclusive.  So long as no Event of Default (as hereinafter defined) shall have occurred or exists, Mortgagee shall hold such payments in trust in an account maintained with Mortgagee without obligation to pay interest thereon, except such interest as may be mandatory by any applicable statute, regulation or other law, to pay, to the extent funds are available, such taxes, assessments, impositions and other liens and charges and such insurance premiums within a reasonable time after they become due; provided, however, that upon the occurrence or existence of any Event of Default, Mortgagee may apply the balance of any such payments held to the Indebtedness.  If the total of such payments made by any Mortgagor shall exceed the amount of such payments made by Mortgagee, such excess shall be held or credited by Mortgagee for the benefit of Mortgagor.  If the total of such payments made by any Mortgagor shall be less than the amount of such taxes, assessments, impositions and other liens and charges and such insurance premiums, then Mortgagor shall pay to Mortgagee any amount necessary to make up the deficiency on or before the date when any such amount shall be due.  Notwithstanding the foregoing, the Mortgagee shall not require such monthly deposits unless and until there exists a pattern of payment delinquencies or following the occurrence of two Events of Default within any six month period hereunder.  The Mortgagor shall provide to the Mortgagee annually, written evidence satisfactory to the Mortgagee, in its sole and absolute discretion, that the Mortgagor has paid all real estate taxes, sewer rents, water charges and insurance premiums payable during the preceding fiscal year.

9.               LEASES.  Mortgagor shall not (a) amend, cancel, abridge, terminate, or otherwise modify any lease of the Premises or of any portion thereof except in accordance with the terms any such lease or (b) accept any prepayment of installments of rent to become due thereunder for more than one month in advance, without the prior written consent of Mortgagee.  No Mortgagor shall make any new lease in place of or any lease renewal or extension of any lease of the Premises or any portion thereof (other than those that Mortgagor as landlord may be required to grant by the terms of an existing lease) without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld or delayed.  Upon request by Mortgagee, Mortgagor shall promptly furnish to Mortgagee a written statement containing the names and mailing addresses of all lessees of the Premises or of any portion thereof, the terms of their respective leases, the space occupied and the rentals payable thereunder and copies of their respective leases and shall cooperate in effecting delivery of notice of this covenant to each affected lessee.

10.         ASSIGNMENT OF LEASES AND RENTS.  Mortgagor hereby assigns to Mortgagee all existing and future leases of the Premises or any portion thereof (including any amendments, renewals, extensions or modifications thereof) and the rents, issues and profits of the Premises including accounts receivable for use of the Premises for hotel or lodging services (“Accounts”), as further security for the payment of the Indebtedness, and Mortgagor grants to Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any portion thereof, and after payment of each cost and expense (including each reasonable fee and disbursement of counsel to Mortgagee) incurred by Mortgagee in such entry and collection, to apply the remainder of the same to the Indebtedness, without affecting its right to maintain any action theretofore instituted, or to bring any action thereafter, to enforce the payment of the Indebtedness.  In the event Mortgagee exercises such rights, it shall not thereby be deemed a mortgagee in possession, and it shall not in any way be made liable for any act or omission.  No Mortgagor shall assign such leases, rents, issues or profits or any interest therein or grant any similar rights to any other person without Mortgagee’s prior written consent.  Mortgagee hereby waives the right to enter upon and to take possession of the Premises for the purpose of collecting said rents, issues and profits, and Mortgagor shall be entitled to collect the same, until the occurrence or existence of any Event of Default, but such right of Mortgagor may be revoked by Mortgagee upon the occurrence or existence of any Event of Default.  Upon the occurrence or existence of any Event of Default, Mortgagor shall pay monthly in advance to Mortgagee, or to any receiver appointed to collect said rents, issues and profits, a fair and reasonable monthly rental value for the use and occupation of the Premises, and upon default in any such payment shall vacate and surrender the possession of the Premises to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings pursuant to Chapter 832 of the Connecticut General Statutes, §§47a-23 et seq.  The rights and remedies under this section and any separately recorded assignment of rents and/or leases in favor of Mortgagee shall be cumulative.  In the event of any irreconcilable inconsistencies between such agreements and this section, the separately recorded assignment of rents and/or leases shall control.

11.         SECURITY AGREEMENT.  This Mortgage constitutes a security agreement under the Uniform Commercial Code in effect in the State of Connecticut, as amended from time to time (the “UCC”), and Mortgagor hereby grants to Mortgagee, to secure the Indebtedness, a continuing security interest in all personal property of Mortgagor used in connection with any portion of, or otherwise constituting a portion of, the Premises, including, without limitation, fixtures, goods that are or are to become fixtures, as-extracted items and timber to be cut, as such terms and categories may be defined or described in the UCC, as applicable, whether now existing or owned or hereafter arising or acquired, and in all proceeds, products, rents, issues, profits and accounts arising therefrom.  Mortgagee shall have the right to file in any public office, without the signature of Mortgagor, any financing statement relating to such items of collateral.  Mortgagee shall have each applicable right and remedy of a secured party under the UCC and each applicable right and remedy pursuant to any other law or pursuant to this Mortgage.

12.         NO TRANSFER.  Mortgagor shall not, without Mortgagee’s prior written consent, sell, convey or transfer the Premises or any portion thereof or any interest therein or contract to do so.  If any Mortgagor, Debtor or any endorser or guarantor of the Indebtedness (a “Guarantor”) is a corporation, or if any other person liable with respect to the Indebtedness or any portion thereof other than Mortgagor or any general partner of Mortgagor, Debtor or any Guarantor, is a corporation, any direct or indirect change in the beneficial ownership or number of issued and outstanding shares of any class of stock of such Mortgagor, Debtor, Guarantor or general partner, whether by operation of law or otherwise, after which the percentage of such shares beneficially owned by any person or group of persons having beneficial ownership of any such shares has changed by at least ten percent (10%) more or less than it was on the date of this Mortgage shall be deemed a sale, conveyance or transfer of the Premises within the meaning of this Section 12.  If any Mortgagor, Debtor or Guarantor is a partnership, including a limited liability partnership, any change in the partnership interests of the general partners of such Mortgagor, Debtor or Guarantor or in the composition of the general partners of such Mortgagor, Debtor or Guarantor, whether by operation of law or otherwise, shall be deemed a sale, conveyance or transfer of the Premises within the meaning of this Section 12.  If any Mortgagor, Debtor or Guarantor is a limited liability company, any change in the direct or indirect membership interest of any member or class of members of such Mortgagor, Debtor or Guarantor, whether by operation of law or otherwise, after which the percentage of such membership interest owned by any such member or class has changed by at least ten percent (10%) more or less than it was on the date of this Mortgage shall be deemed a sale, conveyance or transfer of the Premises within the meaning of this Section 12.

13.         NO SECONDARY FINANCING OR OTHER LIENS.  Mortgagor shall not, without Mortgagee’s prior written consent, mortgage, pledge, assign, grant a security interest in or cause any other lien or encumbrance to be made or permit any other lien or encumbrance to exist upon the Premises or any portion thereof except for (a) taxes and assessments not yet delinquent, (b) trade debt incurred in the ordinary course of Mortgagor’s or Debtor’s business and (c) any mortgage, pledge, security interest, assignment or other lien or encumbrance to Mortgagee or any affiliate of Mortgagee (an “Affiliate”).

14.         COMPLIANCE WITH LAWS.  Mortgagor represents and warrants to Mortgagee, and continues to represent and warrant as long as this Mortgage is in effect, as follows:  (a) the buildings, structures and other improvements now constituting any portion of the Premises are in full compliance with all applicable statutes, regulations and other laws (including all applicable zoning, building, fire and health codes and ordinances and the Americans With Disabilities Act of 1990) and all applicable deed restrictions, if any, and is not and shall not be used for any illegal purpose; (b) such compliance is based solely upon Mortgagor’s ownership of the Premises and not upon title to or interest in any other property.  Mortgagor shall comply with or cause compliance with all statutes, regulations and other laws (including all applicable zoning, building, fire and health codes and ordinances and the Americans With Disabilities Acts of 1990), all other requirements of all governmental authorities whatsoever having jurisdiction over or with respect to the Premises or any portion thereof or the use or occupation thereof and with all applicable deed restrictions, if any; provided, however, that Mortgagor may postpone such compliance if and so long as the validity or legality of any such requirement or restriction shall be contested by such Mortgagor, with diligence and in good faith, by appropriate legal proceedings and Mortgagee is satisfied that such non-compliance will not impair or adversely affect the value of its security.

15.         WARRANTY OF TITLE; TITLE INSURANCE.  Mortgagor represents and warrants to Mortgagee, and continues to represent and warrant as long as this Mortgage is in effect, that Mortgagor holds good and marketable title in fee simple absolute to the Premises. Upon request by Mortgagee, at the closing of the loan secured by this Mortgage, Mortgagor shall furnish to Mortgagee at Mortgagor’s own cost and expense a title insurance policy in the then amount of the Indebtedness, (a) naming Mortgagee as mortgagee, (b) covering the lien on the Premises granted pursuant to this Mortgage, (c) containing no exception not approved by Mortgagee, (d) issued by a title insurance company qualified to do business in the State of Connecticut and reasonably satisfactory to Mortgagee and (e) otherwise in form and substance reasonably satisfactory to Mortgagee.

16.         CERTAIN RIGHTS AND OBLIGATIONS.

(a)          Mortgagee may take such action as Mortgagee deems appropriate to protect the Premises or the status or priority of the lien of this Mortgage, including: entry upon the Premises to protect the Premises from deterioration or damage, or to cause the Premises to be put in compliance with any governmental, insurance rating or contract requirements; payment of amounts due on liens having priority over this Mortgage; payment of any tax or charge for purposes of assuring the priority or enforceability of this Mortgage; obtaining insurance on the Premises (including flood insurance); or commencement or defense of any legal action or proceeding to assess or protect the validity or priority of the lien of this Mortgage.  On demand, Mortgagor shall reimburse Mortgagee for all reasonable expenses in taking any such action, with interest, and the amount thereof shall be secured by this Mortgage and shall, to the extent permitted by law, be in addition to the maximum amount of the Indebtedness evidenced by the Note.  Notwithstanding anything herein to the contrary, absent an Event of Default or emergency condition, as determined in the Mortgagee’s sole discretion, the Mortgagee shall provide the Mortgagor with reasonable prior written notice (i) of its entry upon the Premises and (ii) before commencing any work or spending any sum of money to give effect to the foregoing provisions.  Mortgagee covenants that it shall use commercially reasonable efforts to avoid interfering with the day-to-day operation of any tenant at the Premises.

(b)         Mortgagor authorizes Mortgagee, without notice, demand or any reservation of rights and without affecting this Mortgage, from time to time:  (i) to accept from any person or entity and hold additional collateral for the payment of the Indebtedness or any part thereof, and to exchange, enforce or refrain from enforcing, or release such collateral or any part thereof; (ii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof, and to release or substitute any such obligation of any such Guarantor or any person or entity who has given any collateral as security for the payment of the Indebtedness or any part thereof, or any other person or entity in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such Guarantor, person or entity; (iii) upon the occurrence of an Event of Default, to direct the order or manner of the disposition of any and all collateral and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as Mortgagee, in its sole discretion, may determine; and (iv) upon the occurrence of an Event of Default to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, costs and expenses, or otherwise) including if the amount of the Indebtedness secured by this Mortgage is less than the total amount of the obligations under the Note or the Guaranty, to make any such application to such obligations, if any, in excess of the amount of the Indebtedness secured by this Mortgage.

(c)          Notwithstanding the occurrence of an Event of Default, this Mortgage shall remain valid, binding and enforceable:  (i) without deduction by reason of any setoff, defense or counterclaim of Mortgagor, Guarantor or Debtor, (ii) without requiring protest or notice of nonpayment or notice of default to Mortgagor, to Guarantor, to Debtor, or to any other person; (iii) without demand for payment or proof of such demand; (iv) without requiring Mortgagee to resort first to Mortgagor or to any other guaranty or any collateral which Mortgagee may hold; (v) without requiring notice of acceptance hereof or assent hereto by Mortgagee; and (vi) without requiring notice that any indebtedness has been incurred or of the reliance by Mortgagee upon this Mortgage; all of which Mortgagor hereby waives.

(d)         The enforceability of this Mortgage shall not be affected by:  (i) any failure to perfect or continue the perfection of any security interest in or other lien on any other collateral securing payment of the Indebtedness; (ii) the invalidity, unenforceability, or loss or change in priority of any such security interest or other lien; (iii) any failure to protect, preserve or insure any such collateral; (iv) any defense arising by reason of the cessation from any cause whatsoever of liability of Debtor or any Guarantor; (v) any compromise of any obligation of Mortgagor, Debtor or any Guarantor; (vi) the invalidity or unenforceability of any of the Indebtedness; or (vii) any renewal, extension, acceleration, or other change in the time for payment of, or the terms of the interest on the Indebtedness or any part thereof; all of which Mortgagor hereby waives.

(e)          If Mortgagee shall receive from or on behalf of Mortgagor any sum less than the full amount then due and payable, Mortgagee may, but shall not be obligated to, accept the same and, if it elects to accept any such payment, it may without waiving any Event of Default:  (i) apply such payment on account of the Indebtedness or any amount payable hereunder, or (ii) hold same or any part thereof, without liability for interest, in a special account and from time to time apply same or any part thereof as specified in subsection (i) of this subsection.

17.         [INTENTIONALLY OMITTED.]

18.         APPLICATION OF AND INTEREST ON CONDEMNATION AWARD.  (a) Mortgagor consents that Mortgagee may retain and apply the proceeds of any award by a condemning authority in satisfaction or reduction of the Indebtedness, whether or not then due and payable, or it may pay the same, wholly or in part, to Mortgagor for the restoration or alteration of the Premises or for any other purpose satisfactory to Mortgagee, without affecting the lien of this Mortgage for the full amount of the Indebtedness before the making of such payment.  In the event of the condemnation or taking by eminent domain of the Premises or any portion thereof, Mortgagee shall not be limited to the interest paid on the award by the condemning authority, but shall be entitled to receive out of the award interest on the Indebtedness in accordance with its terms.

(b) Anything contained in this Paragraph 18 to the contrary notwithstanding, and provided that no default shall then exist under this Mortgage beyond the expiration of any applicable notice and/or grace period specified herein within which to cure such default, if (i) not more than fifteen (15%) percent of the improvements is taken by any such condemnation proceeding and such condemnation or taking will require the expenditure of not more than $250,000.00 to restore, both as determined by the Mortgagee in its sole and absolute discretion, (ii) the Mortgagor notifies the Mortgagee in writing within ten (10) days of commencement of the condemnation proceeding or receipt of notice thereof if earlier, (iii) such condemnation or taking does not render the improvements unusable, (iv) the condemnation proceeds or award are received by the Mortgagee at least nine (9) months prior to the Maturity Date (as defined in the Note), (v) the repair work can reasonably be anticipated to be completed within such nine (9) month period, as determined to the Mortgagee’s reasonable satisfaction and (vi) the Mortgagor has sufficient funds available to supplement the condemnation proceeds or award that may be provided to the Mortgagor by the Mortgagee as set forth herein so that there shall be adequate funding available to complete the repair and restoration of the improvements, then the Mortgagee shall deliver to the Mortgagor the condemnation proceeds or award for application to the repair and restoration of the improvements, on such terms and subject to such conditions as the Mortgagee shall in its sole and absolute discretion determine, and the Mortgagor covenants and agrees with the Mortgagee, and hereby undertakes, to fund any and all deficiencies.  In all other respects, the other provisions of this Paragraph 18 shall continue to apply with full force and effect.

19.         APPOINTMENT OF RECEIVER.  In addition to any other remedy, upon the occurrence of any Event of Default, Mortgagee, in any action to foreclose this Mortgage, shall be entitled, without notice or demand and without regard to the adequacy of any security for the Indebtedness or the solvency or insolvency of any person liable for the payment thereof, to the appointment of a receiver of the rents, issues and profits of the Premises.

20.         SALE IN ONE OR MORE PARCELS.  In case of a foreclosure sale, the Premises may be sold in one or more parcels, any provision of any statute, regulation or other law to the contrary notwithstanding.

21.         ESTOPPEL STATEMENT.  Upon request by Mortgagee, Mortgagor shall furnish to Mortgagee within fifteen (15) days of request a written statement duly acknowledged of the amount of the Indebtedness and whether any offsets or defenses exist against the Indebtedness.

22.         RIGHT TO INSPECT AND EXAMINE.  Upon written request by Mortgagee (except that following an Event of Default or in the case of an emergency condition, as determined in the Mortgagee’s sole discretion, a written request shall not be required), Mortgagor shall immediately permit Mortgagee and each officer, employee, accountant, attorney and other agent of Mortgagee to enter and inspect the Premises and to examine, audit, copy and extract each record of any Mortgagor relating to the Premises or any portion thereof.  Mortgagee shall use commercially reasonable efforts to not interfere with the day-to-day operations of any tenant.

23.         FINANCIAL STATEMENTS.  Mortgagor shall provide and shall cause each Guarantor and Debtor to provide, to Mortgagee, in form satisfactory to Mortgagee, promptly upon request by Mortgagee, all information relating to the Premises or any portion thereof that is so requested and all financial statements as are required pursuant to the terms of the Credit Agreement.

24.         AUTHORIZATION AND POWER OF ATTORNEY.  Following an Event of Default, Mortgagee is irrevocably and unconditionally authorized to take, and Mortgagor irrevocably and unconditionally appoints Mortgagee as the attorney-in-fact of such Mortgagor, with full power of substitution and of revocation, to take, in the name of such Mortgagor or otherwise at the sole option of Mortgagee, each action relating to the Premises or any portion thereof that, subject to this Mortgage, such Mortgagor could take in the same manner, to the same extent and with the same effect as if such Mortgagor were to take such action; provided, however, that Mortgagee shall not have the right, pursuant to such authorization or as such attorney-in-fact, to sell or otherwise dispose of the Premises or any portion thereof.  Such power of attorney is coupled with an interest in favor of Mortgagee, and shall not be terminated or otherwise affected by the death, disability or incompetence of any Mortgagor but shall be terminated upon the indefeasible payment in full of the Indebtedness.

25.         FURTHER ASSURANCES.  Promptly upon request by Mortgagee, Mortgagor shall execute and deliver each writing, and take each other action, that Mortgagee shall deem necessary or desirable at the sole option of Mortgagee (a) to perfect or accomplish any lien or security interest granted, or assignment made, pursuant to this Mortgage; (b) otherwise to accomplish any purpose of this Mortgage; (c) in connection with any transaction contemplated by this Mortgage; or (d) in connection with the Premises or any portion thereof.

26.         ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION.  Mortgagor represents and warrants, and continues to represent and warrant as long as this Mortgage is in effect, to Mortgagee that (a) Mortgagor and the Premises are in compliance with each statute, regulation or other law and each judgment, order or award of any court, agency or other governmental authority or of any arbitrator (individually an “Environmental Requirement”) relating to the protection of any water, water vapor, land surface or subsurface, air, fish, wildlife, biota or other natural resources or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any chemical, natural or synthetic substance, waste, pollutant or contaminant (collectively “Regulated Materials”), (b) Mortgagor has not been charged with, or has received any notice that such Mortgagor is under investigation for, the failure to comply with any Environmental Requirement, nor has Mortgagor received any notice that Mortgagor has or may have any liability or responsibility under any Environmental Requirement with respect to the Premises or otherwise, (c) to the best of Mortgagor’s knowledge, the Premises have never been used for (i) the storage, treatment, generation, transportation, processing, handling, production or disposal of Regulated Materials, except as permitted by law, (ii) a landfill or other waste disposal site or (iii) military purposes, (d) no underground storage tanks are located on the Premises, (e) the environmental media at the Premises do not contain Regulated Materials beyond any legally permitted level, (f) to the best of Mortgagor’s knowledge, there has never been any release, threatened release, migration or uncontrolled presence of any Regulated Materials on, at or from the Premises or, to the knowledge of Mortgagor, within the immediate vicinity of the Premises and (g) Mortgagor has not received any notice of any such release, threatened release, migration or uncontrolled presence.  Mortgagor shall not cause or permit the Premises to be used in any way that would result in any of the representations and warranties contained in the preceding sentence to be false or misleading at any future time.  To the extent any such representation or warranty at any time is or becomes false or misleading, Mortgagor shall promptly notify Mortgagee thereof.  If at any time Mortgagor obtains any evidence or information which suggests that potential environmental problems may exist on, at or about the Premises, Mortgagee may request Mortgagor, at Mortgagor’s own cost and expense, to conduct and complete investigations, studies, sampling and testing with respect to the Premises requested by Mortgagee.  Mortgagor shall promptly furnish to Mortgagee copies of all such investigations, studies, samplings and tests.  Subject to the terms and conditions of the Environmental Compliance and Indemnification Agreement of even date herewith, Mortgagor shall (a) conduct and complete all such investigations, studies, samplings and testing, and all remedial, removal and other actions necessary with respect to the Premises, in accordance with all applicable Environmental Requirements and promptly furnish to Mortgagee copies of all documents generated in connection therewith and (b) defend, reimburse, indemnify and hold harmless Mortgagee, its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, the violation of, or other liability or responsibility under, any Environmental Requirements, or the release, threatened release, migration or uncontrolled presence of any Regulated Materials on, at or from the Premises including attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses.  In the event this Mortgage is foreclosed, or Mortgagor tenders a deed in lieu of foreclosure which Mortgagee agrees to accept, Mortgagor shall be responsible to deliver the Premises to Mortgagee free of any and all Regulated Materials other than any that are (a) normally used in Mortgagor’s business and (b) located and maintained thereon in compliance with all applicable Environmental Requirements and in a condition that conforms with all applicable Environmental Requirements.  The provisions of this Section 26 shall be in addition to any and all other obligations and liabilities Mortgagor may have to Mortgagee at common law or any other agreement with Mortgagee, and shall survive the transactions contemplated in this Mortgage and the termination of this Mortgage.

27.         EVENTS OF DEFAULT.

(a)          Any of the following events or conditions shall constitute an “Event of Default”:  (i) failure by Mortgagor to pay within ten (10) days of the date same is due (whether at the stated maturity, by acceleration, upon demand or otherwise) the Indebtedness, or any part thereof, or there occurs any event or condition which after notice, lapse of time or after both notice and lapse of time will permit acceleration of the Indebtedness; (ii) default by Mortgagor in the performance of any obligation, term or condition of this Mortgage or any other agreement with Mortgagee or any of its Affiliates which continues for ten (10) days following written notice thereof; (iii) failure by Mortgagor to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) any indebtedness or obligation owing to any third party or any Affiliate, the occurrence of any event which could result in acceleration of payment of any such indebtedness or obligation or the failure to perform any agreement with any third party or any Affiliate; (iv) Mortgagor is dissolved, becomes insolvent, generally fails to pay or admits in writing its inability generally to pay its debts as they become due; (v) failure to pay, withhold or collect any tax as required by law; (vi) Mortgagor makes a general assignment, arrangement or composition agreement with or for the benefit of its creditors or makes, or sends notice of any intended, bulk sale; the sale, assignment, transfer or delivery of all or substantially all of the assets of Mortgagor to a third party; or the cessation by Mortgagor as a going business concern; (vii) Mortgagor files a petition in bankruptcy or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian or similar official for the wind up of its business (or has such a petition or action filed against it and such petition action or appointment is not dismissed or stayed within forty-five (45) days); (viii) the reorganization, merger, consolidation or dissolution of Mortgagor (or the making of any agreement therefor); (ix) the death or judicial declaration of incompetency of Mortgagor, if a natural person; (x) the entry of any judgment or order of any court, other governmental authority or arbitrator against Mortgagor in an amount exceeding $100,000; (xi) falsity, omission or inaccuracy of facts submitted to Mortgagee or any Affiliate (whether in a financial statement or otherwise); (xii) a material adverse change in the Premises, Mortgagor, its business, operations, affairs or condition (financial or otherwise) from the status shown on any financial statement or other document submitted to Mortgagee, and which change Mortgagee reasonably determines will have a material adverse affect on (a) Mortgagor, the Premises, its business, operations or condition (financial or otherwise), or (b) the ability of Mortgagor to pay the Indebtedness or perform its obligations hereunder or the Note;  (xiii) there occurs any change in the management or ownership of Mortgagor which is, in the opinion of Mortgagee, materially adverse to its interest and which remains uncorrected for thirty (30) days after Mortgagee notifies Mortgagor of its opinion; (xiv) any pension plan of Mortgagor fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of Mortgagee, might have a material adverse effect on Mortgagor’s ability to repay its debts; (xv) any indication or evidence received by Mortgagee that Mortgagor may have directly or indirectly been engaged in any type of activity which, in Mortgagee’s discretion, might result in the forfeiture of the Premises to any governmental authority; (xvi) the occurrence of any event described in Section 27.1(i) through and including 27.1(xv) with respect to any Guarantor or Debtor (if Mortgagor and Debtor are not the same); (xvii) Mortgagee in good faith believes that the prospect of payment of all or any part of the Indebtedness or performance of Mortgagor’s or Debtor’s obligations under this Mortgage or any other agreement now or hereafter in effect between Mortgagor, Debtor or Guarantor and Mortgagee or its Affiliates is impaired; (xviii) .if the Premises shall be and remain vacant for a period of six (6) consecutive months and Mortgagor fails to provide to Mortgagee (a) substitute collateral satisfactory to Mortgagee in its sole discretion, which substitute collateral has a value of no less than $13,300,000 and (b) pro forma evidence of a Debt Service Coverage Ratio of at least 1.25:1.00.   As used herein, the term “Debt Service Coverage Ratio” shall have the meaning attributed thereto in the Credit Agreement; or (xix) default by Debtor in the performance of any obligation, term or condition of the Credit Agreement or any document or instrument executed in connection therewith.

(b)         Mortgagee, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable without demand or notice of any kind upon the happening of any Event of Default.  All or any part of any Indebtedness not payable on demand shall be automatically and immediately due and payable, without demand or notice of any kind, upon the commencement of Mortgagor’s or Debtor’s bankruptcy if voluntary and upon the lapse of forty-five (45) days without dismissal if involuntary, unless an order for relief is entered sooner.  The provisions of this paragraph are not intended in any way to affect any rights of Mortgagee with respect to any Indebtedness which may now or hereafter be payable on demand.

(c)          Upon the happening of an Event of Default, whether or not foreclosure proceedings have been instituted, Mortgagor shall, upon demand, surrender possession of the Premises to Mortgagee.  If Mortgagor remains in possession of the Premises after the happening of an Event of Default and demand by Mortgagee, the possession shall be as tenant of Mortgagee and Mortgagor agrees to pay in advance upon demand to Mortgagee a reasonable monthly rental for the Premises or portion so occupied.  Mortgagee may dispossess, by summary proceedings or otherwise, any tenant of Mortgagor defaulting in the payment of rent.  If a receiver is appointed, this covenant shall inure to the benefit of such receiver.  Notwithstanding any provision of law to the contrary, Mortgagee may, at its option, foreclose this Mortgage subject to the rights of tenants of the Premises which are subordinate to the lien of this Mortgage.

(d)   If the Indebtedness, as evidenced by a single note or other written instrument shall exceed the amount secured by this Mortgage, or as evidenced by a combination of same that singularly or in part collectively may be less than said secured amount but combined exceed said secured amount, Mortgagee, in any foreclosure hereof, shall have the right to sue and collect the excess in the same action as commenced for the foreclosure hereof, and recover a money judgment for said excess with all the rights attendant thereto, including the issuance of an execution for collection thereof, and Mortgagor hereby waives any defense based upon a claim that in doing so, Mortgagee is splitting its cause of action if it seeks to foreclose this Mortgage for part of the indebtedness and recover at law for another part.

(e)   Upon the happening of an Event of Default, Mortgagee may pursue, take or refrain from pursuing any remedy for collection of the Indebtedness, including foreclosure of this Mortgage.

(f)    Mortgagee may, either with or without entry or taking possession of the Premises as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action of foreclosure of this Mortgage:  (A) sell the Premises or any part thereof pursuant to any procedures provided by applicable law allowing non-judicial foreclosure of Mortgage by sale, and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law or (B) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Mortgage, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure under this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee may elect.  Any reference in this Mortgage to an action or right of Mortgagee in regard to or in connection with a “foreclosure proceeding” shall be deemed to include a sale and/or proceeding under this subsection, including a non-judicial foreclosure of mortgage by sale.

28.   EXPENSES.  Mortgagor shall pay to Mortgagee on demand all reasonable and actual out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements whether for internal or outside counsel) incurred by Mortgagee in connection with the Indebtedness or the Mortgage including costs of collection, of preserving or exercising any right or remedy of Mortgagee under this Mortgage or any related security agreement or guaranty, of workout or bankruptcy proceedings by or against Mortgagor, of defending against any claim asserted as a direct or indirect result of the Indebtedness or of performing any obligation of any Mortgagor pursuant to this Mortgage or otherwise (including payment of any amount any Mortgagor is obligated to pay pursuant to this Mortgage and performance of any obligation of Mortgagor pursuant to this Mortgage).  Mortgagor agrees to defend and indemnify Mortgagee from any and all third party claims arising from Mortgagor’s duties as owner and/or occupant of the Premises, and further agrees to pay, upon demand, any expense that Mortgagee may incur (including reasonable attorneys’ fees and disbursements whether for internal or outside counsel) due to Mortgagor’s failure to provide appropriate defense and indemnification to Mortgagee in a timely manner.  Mortgagee reserves the right to have Mortgagor pay, upon demand, administrative fee(s) in regard to any administrative action Mortgagee is required or requested to take including the preparation of discharges, releases or assignments to third parties.  Costs and expenses shall accrue interest at the default rate set forth in the Note from the date of demand until payment is actually received by Mortgagee.  Each such cost and expense and any interest thereon shall constitute part of the Indebtedness and be secured by this Mortgage and may be added to the judgment in any suit brought by Mortgagee or its agents against any Mortgagor on this Mortgage.

29.   NOTICES.  Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Mortgagor (at its address set forth on page one of this Mortgage) or to Mortgagee (at the address on page one and separately to Mortgagee officer responsible for Mortgagor’s relationship with Mortgagee).  Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal service and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express).  Notice by e-mail is not valid notice under this or any other agreement between Mortgagor and Mortgagee.

30.   LITIGATION.  Mortgagor shall promptly notify Mortgagee in writing of any litigation, proceeding, or counterclaim against, or of any investigation of, Mortgagor (or the threat thereof) if:  (i) the outcome of such litigation, proceeding, counterclaim, or investigation may materially and adversely affect the finances or operations of Mortgagor or title to, or the value of, any assets secured by the Mortgage or (ii) such litigation, proceeding, counterclaim, or investigation questions the validity of the Mortgage, the Note or any document executed in connection therewith including any guaranties or any action taken, or to be taken, pursuant to any such documents.  Mortgagor shall furnish to Mortgagee such information regarding any such litigation, proceeding, counterclaim, or investigation as Mortgagee shall request.

31.   NOTICE OF NON-COMPLIANCE.  Mortgagor shall notify Mortgagee in writing of any failure by Mortgagor to comply with any provision of the Note, the Mortgage or any document executed in connection therewith immediately upon learning of such non-compliance, or if any representation, warranty or covenant contained in any such document is no longer true.  Mortgagor shall also immediately notify Mortgagee in writing if there is any material adverse change in any of the information or financial statements supplied to Mortgagee to induce Mortgagee to extend credit to Mortgagor or if such information or financial statement is required under this Mortgage or any other document executed in connection therewith.

32.   COVENANTS SHALL RUN WITH THE LAND.  The covenants contained in this Mortgage shall run with the land and bind Mortgagor, each heir, legal representative, successor and assign of Mortgagor and each subsequent owner, encumbrancer, tenant and subtenant of the Premises or any portion thereof, and shall inure to the benefit of, and be enforceable by, Mortgagee and each successor and assign of Mortgagee.

33.   NONWAIVER BY MORTGAGEE.  All rights and remedies of Mortgagee under this Mortgage and its other agreements with Mortgagor are cumulative, and no right or remedy shall be exclusive of any other right or remedy.  No single, partial or delayed exercise by Mortgagee or its agents of any right or remedy shall preclude full and timely exercise by Mortgagee or its agents at any time of any right or remedy of Mortgagee without notice or demand, at Mortgagee’s sole option.  No course of dealing or other conduct, no oral agreement or representation made by Mortgagee or its agents or usage of trade shall operate as a waiver of any right or remedy of Mortgagee.  No waiver of any right or remedy of Mortgagee hereunder shall be effective unless made specifically in writing by Mortgagee.  No notice or demand on Mortgagor, Debtor or Guarantor in any case shall entitle Mortgagor, Debtor or Guarantor to any other or further notice in similar or other circumstances.

34.   RIGHT OF SETOFF.  If an Event of Default occurs, Mortgagee and Affiliates shall also have the right to setoff against the indebtedness any property held in a deposit or other account or otherwise owing by Mortgagee or Affiliates including, in any capacity to any Mortgagor, Debtor or Guarantor in any capacity whether or not the Indebtedness or the obligation to pay such moneys owed by Mortgagee is then due, and Mortgagee shall be deemed to have exercised such right of setoff immediately at the time of such election.

35.   TERM; SURVIVAL.  The term of this Mortgage and Mortgagor’s obligations hereunder shall continue until the Indebtedness has been fully paid to Mortgagee’s satisfaction.  Mortgagor’s obligation to pay the costs and expenses hereunder shall survive the term of this Mortgage and the entry of any judgment of foreclosure.  Mortgagor’s representations, warranties, covenants and agreements shall survive during the term of this Mortgage and shall be presumed to have been relied upon by Mortgagee.  If after receipt of any payment of all or any part of the Indebtedness, Mortgagee is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, this Mortgage shall continue in full force notwithstanding any contrary action which may have been taken by Mortgagee in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Mortgagee’s rights under this Mortgage and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

36.   MISCELLANEOUS.  This Mortgage is absolute and unconditional.  This Mortgage and all documents, including the Note, any Guaranty and any other document required to be executed by Mortgagor, Debtor or Guarantor in connection with the transaction contemplated hereby constitute the entire agreement and understanding between the parties hereto with respect to such transaction and supersedes all prior negotiations, courses of dealing, understandings, and agreements between such parties with respect to such transactions.  This Mortgage is a binding obligation enforceable against Mortgagor and its heirs and legal representatives and its successors and assigns and shall inure to the benefit of Mortgagee and its successors and assigns.  Any reference herein to “Mortgagee” shall be deemed to include and apply to every subsequent holder of this Mortgage and any reference herein to “Mortgagor”, “Debtor” or “Guarantor” shall include; (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of Debtor, Mortgagor or Guarantor, as the case may be, shall have been transferred; (ii) in the case of a partnership Debtor, Mortgagor or Guarantor (as the case may be) any new partnership which shall have been created by reason of the admission of any new partner or partners therein, or by reason of the dissolution of the existing partnership by voluntary agreement or the death, resignation or other withdrawal of any partner; and (iii) in the case of a corporate or limited liability company, Debtor, Mortgagor or Guarantor (as the case may be) any other entity into or with which Debtor, Mortgagor or Guarantor (as the case may be) shall have been merged, consolidated, reorganized, or absorbed.  It is the intent of Mortgagor and Mortgagee that the provisions of this Mortgage, other than those included in the Connecticut statutory form of mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions contained in such statutory form.  Unless the context otherwise clearly requires, references to plural includes the singular and references to the singular include the plural; the word “or” has the inclusive meaning represented by the phrase “and/or”; the word “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and captions or section headings are solely for convenience and not part of the substance of this Mortgage.  Any representation, warranty, covenant or agreement herein shall survive execution and delivery of this Mortgage and shall be deemed continuous.  Each provision of this Mortgage shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law.  If any provision nevertheless is held invalid, the other provisions shall remain in effect.  Mortgagor agrees that in any legal proceeding, a photocopy of this Mortgage kept in Mortgagee’s course of business may be admitted into evidence as an original.

37.   JOINT AND SEVERAL.  If there is more than one Mortgagor, each of them shall be jointly and severally liable for all amounts and obligations which become due or should be performed under this Mortgage and the term “Mortgagor” shall include each as well as all of them.

38.   GOVERNING LAW; JURISDICTION.  This Mortgage will be interpreted in accordance with the laws of the State of Connecticut excluding its conflict of laws rules.  MORTGAGOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK STATE IN NASSAU OR SUFFOLK COUNTY, OTHER THAN IN CONNECTION WITH A FORECLOSURE ACTION OR OTHER IN REM PROCEEDING, AND TO THE JURISDITION OF ANY STATE OR FEDERAL COURT IN THE STATE OF CONNECTICUT IN HARTFORD COUNTY WITH RESPECT TO ANY FORECLOSURE ACTION OR OTHER IN REM PROCEEDING, AND CONSENTS THAT MORTGAGEE MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT MORTGAGOR’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS MORTGAGE WILL PREVENT MORTGAGEE FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST MORTGAGOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF MORTGAGOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.  Mortgagor acknowledges and agrees that the venue provided above is the most convenient forum for both Mortgagee and Mortgagor.  Mortgagor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Mortgage.

39.   WAIVER OF JURY TRIAL.  MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY EACH WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS MORTGAGE OR THE TRANSACTIONS RELATED THERETO.  MORTGAGOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER.  MORTGAGOR ACKNOWLEDGES THAT MORTGAGEE HAS BEEN INDUCED TO

ACCEPT THIS MORTGAGE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.  THE MORTGAGOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY THE LAW OF ANY STATE OR FEDERAL LAW, WITH RESPECT TO ANY PREJUDMENT REMEDY WHICH THE MORTGAGEE MAY DESIRE TO USE, AND SPECIFICALLY AUTHORIZES THE ATTORNEY FOR THE MORTGAGEE TO ISSUE A WRIT FOR ANY PREJUDGMENT REMEDY WITHOUT COURT ORDER.  THE UNDERSIGNED HEREBY FURTHER WAIVES ANY REQUIREMENT FOR THE POSTING OF A BOND AND ANY RIGHT TO REQUEST THE COURT TO REQUIRE THE MORTGAGEE TO POST A BOND IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT.

40.   OPEN-END MORTGAGE.  This Mortgage is an “Open-End Mortgage” and is made with reference to Section 49-4b and 49-2c of the Connecticut General Statutes.   Notwithstanding anything to the contrary herein contained, the maximum amount of principal which may be secured by this Mortgage at execution or which under any contingency may become secured hereby at any time hereafter is $10,000,000.00, plus amounts that the Mortgagee expends after a declaration of default under this Mortgage, to the extent that any such amounts shall constitute payment of (i) taxes, charges or assessments that may be imposed by law upon the Premises; (ii) premiums on insurance policies covering the Premises; (iii) expenses incurred in upholding the lien of this Mortgage, including the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage; or (iv) any amount, cost or charge to which Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such amounts or costs, together with interest thereon, shall be added to the Indebtedness secured hereby and shall be secured by this Mortgage; provided, however, that the foregoing limitation shall not be deemed to constitute any impairment, limitation or restriction of the rights of the Mortgagee arising under the other Loan Documents.   This Mortgage secures the Guaranty of a commercial revolving credit facility under the Note pursuant to which future advances may be made from time to time by the Mortgagee to the Debtor.

NOW, THEREFORE, if the Note aforesaid and any additional indebtedness secured hereby, and any extensions or renewals thereof, shall be well and truly paid according to their tenor, and if all agreements and provisions contained in the Note, Credit Agreement and Guaranty are fully kept and performed, then this Mortgage shall become null and void and Mortgagee shall release or cause to be released the lien of this Mortgage; otherwise to remain in full force and effect.

[END OF PAGE]

IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor the day and year first above written.

WITNESSES:	FARM SPRINGS ROAD, LLC

By: GTJ REIT, INC.
Name:
By:
Name:
Title:

Name:

ACKNOWLEDGMENT

STATE OF )
: SS.
COUNTY OF )

On the                    day of August, in the year 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared                                                                                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

SCHEDULE A

Legal Description

SCHEDULE B

Note

SCHEDULE C

Guaranty

OPEN-END MORTGAGE

FARM SPRINGS ROAD, LLC

To

MANUFACTURERS AND TRADERS TRUST COMPANY

Dated:  August 26, 2011

STATE OF CONNECTICUT

County of  Hartford

RECORDED

On the

day of ,

at                 o’clock           M

In Liber                           of Mortgages at Page

and examined.